POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                          /s/ Dr. Rolf-E. Breuer, Chairman

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ Cecil D. Conlee

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ George Abbott Davis

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ Blake Eagle

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                           /s/   Dr.    Karl-Ludwig Hermann

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ Hans C. Mautner

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ Gerald Rauenhorst

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                                      /s/ Michael J.G. Topham

                                POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints John S. Moody, Rodney C. Dimock, Thomas P. Loftus, Kevin P. Mahoney, and each of them, as his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign (1) a Registration Statement on Form S-3 or other appropriate form covering up to $500,000,000 of Common Stock of the Company and any and all amendments (post-effective or otherwise) to, and supplements to any prospectus contained in, such registration statement and any and all instruments and documents filed as a part of or in connection with such amendments or supplements; (2) the Company's Annual Report on Form 10-K for the year ended December 31, 1996; and (3) any other reports or registration statements to be filed by the Company with the Securities and Exchange Commission and/or any national securities exchange under the Securities Exchange Act of 1934, as amended, and any and all amendments thereto, and any and all instruments and documents filed as part of or in connection with such reports or registration statements or amendments thereto; and in connection with the foregoing, to do any and all acts and things and execute any and all instruments which such attorneys-in-fact and agents may deem necessary or advisable to enable the Company to comply with the securities laws of the United States and any State or other political subdivision thereof; granting unto said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


December 10, 1996






                                            /s/   Berthold  T. Wetteskind